EXHIBIT 23


              CONSENT  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS
As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K into the Company's previously filed Registration Statement File No. 33-45089.


Arthur Andersen LLP

Atlanta, Georgia
September 28, 1994